UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2023

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 3rd Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 16, 2023, Staffing 360 Solutions, Inc. (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of the Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that as it has not yet filed its Form 10-Q for the period ended October 1, 2023 (the “Q3 Form 10-Q”), it no longer complies with the Nasdaq Listing Rules for continued listing and accordingly, the matter serves as an additional basis for delisting the Company’s securities from Nasdaq. The Notice additionally serves as formal notification that the Nasdaq Hearings Panel (the “Panel”) will consider this matter in their decision regarding the Company’s continued listing on Nasdaq, and that the Company should present its views with respect to the additional deficiency as related to the Q3 Form 10-Q no later than December 22, 2023.

As previously disclosed, on October 18, 2023, the Company received a notice from the Staff notifying the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Listing Rule as a result of its failure to file the Q2 Form 10-Q in a timely manner (the “Staff Determination”) and that unless the Company requested an appeal of the Staff Determination pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series, trading of the Company’s common stock would be suspended from Nasdaq at the opening of business on October 27, 2023, and a Form 25-NSE would be filed with the Securities and Exchange Commission, which would remove the Company’s securities from listing and registration on Nasdaq. The Company timely requested a hearing before the Panel, which will be held on January 11, 2024.

Although the Company expects to take actions intended to restore its compliance with Nasdaq’s listing requirements, including by filing the Q3 Form 10-Q as soon as reasonably practicable, the Company provides no assurance that any action taken by it would be successful, including its hearing before the Panel.

Item 8.01 Other Events.

On November 20, 2023, the Company issued a press release announcing its receipt of the Notice. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Staffing 360 Solutions, Inc., dated November 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Staffing 360 Solutions, Inc.

	By:	/s/ Brendan Flood
	Name:	Brendan Flood
Date: November 20, 2023	Title:	Chairman and Chief Executive Officer